UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2021

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2825 Airview Boulevard,	Kalamazoo,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 2, 2021, Roch Doliveux, DVM, a member of the Board of Directors (the “Board”) of Stryker Corporation (the “Company”), informed the Company that he will retire from the Board effective as of the Company’s annual shareholders meeting expected to be held on May 5, 2021 (the “Annual Meeting”). Dr. Doliveux will continue to serve as a director until the Annual Meeting. Dr. Doliveux’s decision did not involve any disagreement with the Company.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR
Also on February 2, 2021, the Board amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to, among other things, allow shareholders of record of the Company, holding at least twenty-five percent (25%) of the common stock of the Company, the right to call special meetings of the shareholders of the Company and make certain other clarifying and conforming changes.

The amendments require that any special meeting request be made in writing and include, among other things, (i) a statement of the specific purpose of the meeting and the reasons for conducting such business at the meeting; (ii) the information that would be required to be set forth in a shareholder’s notice of a nomination and/or notice of business proposed to be brought before a meeting pursuant to the Bylaws; (iii) a representation that each requesting shareholder, or one or more representatives of each such shareholder, intends to appear in person or by proxy at the special meeting; (iv) an agreement to notify the Company promptly in the event of any disposition prior to the record date for the special meeting and that any disposition of shares prior to the special meeting shall be deemed a revocation of such special meeting request with respect to such disposed shares; (v) the number of shares of common stock owned of record by each such shareholder; and (vi) documentary evidence that the requesting shareholders in the aggregate own at least twenty-five percent (25%) of the common stock of the Company.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	3.1	Amended and Restated Bylaws (adopted and effective February 2, 2021)
	104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	February 5, 2021	/s/ SEAN C. ETHERIDGE
Sean C. Etheridge
Vice President, Corporate Secretary